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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




                     Date of Report:  December 17, 1997
             Date of earliest event reported: December 11, 1997




                              EDISON INTERNATIONAL
            (Exact name of registrant as specified in its charter)





        CALIFORNIA                     1-9936               95-4137452
(State or other jurisdiction of     (Commission          (I.R.S. employer
incorporation or organization)      file number)       identification no.)





                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                         Rosemead, California  91770
       (Address of principal executive offices, including zip code)




                                  626-302-2222
            (Registrant's telephone number, including area code)


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Item 5.  Other Events

             On December 11, 1997, Southern California Edison Company (SCE), Edison International's electric utility subsidiary, announced the sale of $2.463 billion of rate reduction bonds. The bonds were sold in accordance with legislation adopted by the State of California in September 1996 calling for the transition of the electric utility industry to a competitive market structure. The proceeds from the sale of the bonds are to be used by SCE to finance the recovery of a portion of its costs related to this transition while, at the same time, providing a 10% rate reduction to its residential and small commercial customers effective, January 1, 1998. A copy of SCE's press release on the matter is attached as Exhibit 20 and incorporated herein by this reference.

Item 7.      Financial Statements, Pro Forma Financial Information and
             Exhibits

(c)          Exhibits

Exhibit
Number                        Description
-------                       -----------

20           News Release -- Rate Reduction Bonds Sold



                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            EDISON INTERNATIONAL



                                     KENNETH S. STEWART
                            ----------------------------------
                                     KENNETH S. STEWART
                                 ASSISTANT GENERAL COUNSEL


December 17, 1997